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                                                                   EXHIBIT 23(c)





                    CONSENT OF HOEFER & ARNETT, INCORPORATED



We hereby consent to the inclusion in this registration statement on Form S-4 of our opinion dated September 22, 1997 and to all references to our firm in the registration statement.


                                        February 3, 1998



                                        /S/ HOEFER & ARNETT, INCORPORATED

                                        HOEFER & ARNETT, INCORPORATED
                                        AUSTIN, TEXAS